SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 14, 2004

                                 GOAMERICA, INC.

               (Exact Name of Registrant as Specified in Charter)


          Delaware                  0-29359                      22-3693371
 -------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)

           433 Hackensack Avenue, Hackensack, NJ              07601
           ----------------------------------------        ----------
           (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (201) 996-1717
       -------------------------------------------------------------------

ITEM 5. OTHER EVENTS.

On May 14, 2004, GoAmerica, Inc. (the "Company") filed an amendment to its Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio of one-for-ten that had been previously authorized by the Company's stockholders at a Special Meeting of Stockholders on March 10, 2004.

Nasdaq has amended GoAmerica's ticker symbol to "GOAMD" for a period of twenty trading-days, commencing on Monday, May 17, 2004 in order to indicate the effect of the reverse split to the investment community. After such time, the Company's ticker symbol will revert to "GOAM".

On May 17, 2004, the Company issued a press release regarding the reverse stock split prior to the commencement of market trading. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

         99.1   Press Release of GoAmerica, Inc. dated May 17, 2004


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GOAMERICA, INC.


                                    By: /s/  Daniel R. Luis
                                       -------------------------
                                        Daniel R. Luis
                                        Chief Executive Officer

Dated: May 17, 2004

                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
----------                 ------------

99.1  Press Release of GoAmerica, Inc. dated May 17, 2004.